Exhibit 10.1


                             AGREEMENT OF AMENDMENT


                                                   Dated as of February 23, 2004

     Reference is made to that certain Revolving Credit and Security Agreement dated as of February 25, 2003 (as from time to time amended, the "Credit Agreement") among XL Re Ltd (the "Borrower"), CAFCO, LLC (formerly Corporate Asset Funding Company, Inc., "CAFCO"), CRC Funding, LLC (formerly Corporate Receivables Corporation, "CRC"), CHARTA, LLC (formerly CHARTA Corporation, "CHARTA"), CIESCO, LLC (formerly CIESCO, L.P., "CIESCO"), Citibank, N.A. ("Citibank"), the other banks from time to time parties thereto and Citicorp North America, Inc., as agent (the "Agent"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The parties hereto agree that, effective as of the date hereof, the definition "Secondary Lender Stated Expiration Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the date "February 23, 2004" set forth therein with the date "February 18, 2005".

     The parties hereto agree that, effective as of the date hereof, clause (c) of Section 9.09 of the Credit Agreement shall be amended (i) to add the language ", to providers of program-wide credit enhancement for the Conduit Lenders (the "Credit Enhancement Providers")" after the parenthetical "(collectively, the "Secured Party Representatives")" set forth therein, (ii) to remove the word "and" before the word "Moody's" set forth therein and to add the language "or any other rating agency that rates the promissory notes of the Conduit Lenders" after the word "Moody's" set forth therein, and (iii) to add the following new language at the end thereof:

     "Notwithstanding the foregoing, no Secured Party may disclose any XL Information to a Credit Enhancement Provider unless such Credit Enhancement Provider has signed a confidentiality agreement with terms which are substantially similar to the terms of this Section 9.09(c)."

     The parties hereto agree that, effective as of the date hereof, Section
9.11 of the Credit Agreement shall be amended to add the following language at the end thereof:

     "The obligations of the Conduit Lenders under and in connection with this Agreement and the other Program Documents are solely the obligations of the Conduit Lenders. It is expressly agreed that no recourse shall be had for the payment of any amount owing in respect of this Agreement or any other Program Document or for any other obligation or claim arising out of or based upon this Agreement or any other Program Document, against any member, stockholder, employee, officer, manager, director, organizer or incorporator of the Conduit Lenders or against any member, stockholder, employee, officer, manager, director, organizer or incorporator of any such member, stockholder or manager."

     The Borrower represents and warrants to the Agent, Citibank, CAFCO, CRC, CHARTA and CIESCO that immediately after giving effect to this Agreement of Amendment, (i) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, and (ii) no Default or Event of Default shall be continuing.

     This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All references in any Program Document to the Credit Agreement on and after the date hereof shall be deemed to refer to the Credit Agreement as amended hereby, and the parties hereto agree that on and after the date hereof, the Credit Agreement, as amended hereby, is in full force and effect.




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


     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC.,            CITIBANK, N.A.,
as Agent                                 as Secondary Lender


By:   /s/ Arthur Bovino                  By:   /s/ Arthur Bovino
      -------------------------                -------------------------
      Name:    Arthur Bovino                   Name:    Arthur Bovino
      Title:   Vice President                  Title:   Vice President


CAFCO, LLC, as Lender                    CRC FUNDING, LLC, as Lender

By:   Citicorp North America, Inc.,      By:   Citicorp North America, Inc., as
      as Attorney-in-Fact                      Attorney-in-Fact

By:   /s/ Arthur Bovino                  By:   /s/ Arthur Bovino
      -------------------------                -------------------------
      Name:    Arthur Bovino                   Name:    Arthur Bovino
      Title:   Vice President                  Title:   Vice President


CHARTA, LLC, as Lender                   CIESCO, LLC, as Lender

By:   Citicorp North America, Inc.,      By:   Citicorp North America, Inc., as
      as Attorney-in-Fact                      Attorney-in-Fact

By:   /s/ Arthur Bovino                  By:   /s/ Arthur Bovino
      -------------------------                -------------------------
      Name:    Arthur Bovino                   Name:    Arthur Bovino
      Title:   Vice President                  Title:   Vice President


XL RE LTD, as Borrower

By:    /s/ Paul S. Giordano
      ----------------------------
      Name:    Paul S. Giordano
      Title:   Executive Vice President and
               Secretary



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